UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2007 (December 2, 2007)

JAKKS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22619 Pacific Coast Highway, Malibu, California	90265
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 456-7799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

JAKKS PACIFIC, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
DECEMBER 3, 2007

ITEMS IN FORM 8-K

Item 8.01  Other Events

On December 2, 2007, we announced in a press release that the U.S. District Court for the Southern District of New York in the WWE Action dismissed the lawsuit against us, our officers and the other defendants, stating that the Court “has determined that it will grant Defendants’ motions to dismiss Plaintiff’s Amended Complaint”, and that a “comprehensive opinion” “will be issued in short order” in which “the reasons for this decision are explained in detail.” We further announced that the state court litigation among the parties remains pending.

A copy of the release is annexed hereto as an exhibit and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit	Description

99.1	December 2, 2007 Press Release(1)

____________________
(1)  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Dated: December 3, 2007
By:/s/ JOEL M. BENNETT Joel M. Bennett, CFO

Exhibit Index

Exhibit	Description

99.1	December 2, 2007 Press Release(1)

____________________
(1)  Filed herewith.